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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 31, 2006

                      HARRIS PREFERRED CAPITAL CORPORATION
            (Exact name of registrant as specified in its character)

                                     1-13805
                            (Commission File Number)

MARYLAND                                                 #36-4183096
(State or other jurisdiction of incorporation or         (I.R.S. Employer
organization)                                            Identification No.)
111 WEST MONROE STREET, CHICAGO, ILLINOIS                60603
(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (312) 461-2121

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14.d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

(b) On May 31, 2006, the Board of Directors of Harris Preferred Capital Corporation (the "Company") accepted the resignation of Janine Mulhall as Chief Financial Officer of the Company, effective May 31, 2006.

(c) The Board of Directors of the Company elected Pamela Piarowski to serve as Chief Financial Officer of the Company, effective May 31, 2006. There are no arrangements or understandings between Ms. Piarowski and any other person pursuant to which she was elected.

         Ms. Piarowski, age 47, previously served as Chief Financial Officer of the Company and Senior Vice-President and Chief Financial Officer of Harris Bankcorp, Inc., indirect owner of all the Company's Common Stock, from June 2001 through July 2003. In 2003, she was appointed Vice-President, Financial Performance Management - CLEF Bank of Montreal. On April, 2006 she was appointed Vice-President and Chief Financial Officer, BMO US.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 31, 2006
                                       Harris Preferred Capital Corporation



                                       By  /s/ Paul R. Skubic
                                          ----------------------------------
                                           Paul R. Skubic
                                           Chairman of the Board and President